                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: November 27, 2002

                          Ponte Nossa Acquisition Corp.
             (Exact name of registrant as specified in its charter)

              Delaware               0-25611                33-0838660
   (State or other jurisdiction    (Commission            (IRS Employer
        of incorporation)          File Number)         Identification No.)

                         18271 McDurmott West, Suite A-1
                            Irvine, California 92614
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (949) 474-7020

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.

         On November 27, 2002, the Registrant entered into an Amended and Restated Agreement and Plan of Merger with VisiJet, Inc. and VisiJet Acquisition Corporation, a newly-organized acquisition subsidiary of Registrant, relating to the proposed merger between Registrant and VisiJet, Inc. The Amended and Restated Agreement and Plan of Merger amends and restates the Agreement and Plan of Merger between Registrant and VisiJet, Inc., dated as of November 6, 2001.

Item 7.  Financial Statements and Exhibits

         Exhibit 2 Amended and Restated Agreement and Plan of Merger, dated November 27, 2002 between Registrant, VisiJet, Inc. and VisiJet Acquisition Corporation.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Ponte Nossa Acquisition Corp.

                                 By: /s/ Laurence Schreiber
                                     -------------------------------------------
                                     Laurence Schreiber, Chief Executive Officer

Date: December 5, 2002

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